UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2008

RUBICON FINANCIAL INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-29315	13-3349556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19200 Von Karman Avenue, Suite 350 Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 798-7220

Copies of Communications to:

Stoecklein Law Group

402 West Broadway, Suite 690

San Diego, CA 92101

(619) 704-1310

Fax (619) 704-1325

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Grant Bettingen Merger

On June 2, 2008, the Registrant completed a merger by and among the Registrant, RFI Sub, Inc., a California corporation and wholly-owned subsidiary of the Registrant, and Grant Bettingen, Inc., a California corporation (“GBI”). The agreement and plan of merger (filed as Exhibit 2.5 to the Form 8-K dated July 5, 2007) provided that RFI Sub, Inc. merged with and into GBI, with GBI as the surviving corporation. As a result of the merger agreement, the Registrant issued 1,200,000 shares of restricted common stock and paid $389,864.49 in cash to The Bettingen 1999 Trust U/D/T October 8, 1999 in connection with the merger. The Registrant will be required to make a second cash payment of $487,000 to the Bettingen Trust, subject to certain adjustments set forth in the Agreement and Plan of Merger, on or before June 2, 2009. Upon the closing of the Merger, GBI became a wholly-owned subsidiary of the Registrant.

The Merger Agreement was approved by the unanimous consent of the Registrant’s Board of Directors. A copy of the Agreement of Merger between RFI Sub, Inc. and Grant Bettingen, Inc. filed with the California Secretary of State is attached hereto as Exhibit 2.7(e).

Immediately following completion of the merger, GBI entered into an employment agreement with Grant Bettingen, to serve as its Chairman and Managing Director of Investment Banking. The agreement is for a five year term commencing on June 3, 2008 and expiring on May 31, 2013, with the option to renew by mutual written agreement unless otherwise terminated as described in the agreement. Mr. Bettingen will be paid $10,000 a month, plus receive incentive compensation, as set forth in the Employment Agreement. Additionally, the Registrant has agreed to grant stock options to purchase up to 500,000 common shares at an exercise price of $1.00, which will be valid for five years from the grant date. The options vested immediately. A copy of Mr. Bettingen’s agreement is attached hereto as Exhibit 10.17.

AIS Stock Repurchase and Settlement

On June 2, 2008, the Registrant entered into a Stock Repurchase and Settlement Agreement (“Settlement Agreement”) among AIS Financial, Inc. (“AIS”) and Marc Riviello (“Riviello”), whereby the Registrant, AIS and Riviello agreed to effectively unwind the Share Purchase Agreement between the parties originally entered into on or about June 15, 2007. Pursuant to the terms of the Settlement Agreement, the Registrant agreed to exchange 24 shares of AIS’s common stock, originally purchased by the Registrant, for (i) 100,000 shares of the Registrant’s common stock held by Riviello and (ii) a promissory note from Riviello for $100,000. A copy of the Settlement Agreement is attached hereto as Exhibit 10.18.

Item 2.01 Completion of Acquisition or Disposition of Assets.

GBI Merger

In conjunction with the completion of the merger with GBI described in Item 1.01 above, the Registrant acquired all of the outstanding assets of GBI and GBI became a wholly-owned subsidiary of the Registrant. GBI, prior to the merger, had 115 outstanding shares, which were held by 2 shareholders: The Bettingen 1999 Trust U/D/T October 8, 1999 and the Registrant.

GBI provides full brokerage services to retail and institutional clients. GBI is recognized for its 23 years in investment banking sponsoring small-to-mid size corporate clients, boutique investments in real estate and energy, and forming syndicate and wholesale distribution networks. GBI is privileged to maintain multiple clearing relationships enabling it to customize services for large and small clients. GBI plans to expand its trading and market making operations while growing its independent brokerage and financial planning offices.

AIS Settlement Agreement

In conjunction with the execution of the Settlement Agreement with Riviello and AIS described in Item 1.01 above, the Registrant disposed of the 24 shares (approximately 24.9%) of AIS the Registrant was holding as a passive investment. The Registrant received 100,000 shares of its common stock and a promissory note for $100,000 in exchange for the 24 AIS shares. The Registrant intends to cancel the 100,000 shares.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the merger agreement with GBI, on June 4, 2008 the Registrant issued 1,200,000 shares of its restricted common stock to Grant Bettingen Trustee of the Bettingen 1999 Trust U/D/T October 8, 1999 for the remaining 79% (90 shares) of the outstanding securities of GBI, the Registrant had previously purchased 21% (25 shares) of GBI shares of common stock.

On June 2, 2008, the Registrant granted stock options to purchase up to 500,000 common shares pursuant to the employment agreement between GBI, its newly acquired wholly-owned subsidiary, and Grant Bettingen. The options have an exercise price of $1.00 and are exercisable for five years from the grant date. The options vested immediately.

The Registrant believes that the issuance of the shares and grant of options described above were exempt from registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2). The shares and options were issued directly by the Registrant and did not involve a public offering or general solicitation. The recipient of the shares or options were afforded an opportunity for effective access to files and records of the Registrant that contained the relevant information needed to make his investment decision, including the Registrant’s financial statements and 34 Act reports. The Registrant reasonably believed that the recipient, immediately prior to granting the shares and options, had such knowledge and experience in the Registrant’s financial and business matters that he was capable of evaluating the merits and risks of his investment. The recipient had the opportunity to speak with Registrant’s management on several occasions prior to his investment decision.

Item 8.01	Other Events

On June 5, 2008, the Registrant issued a press release announcing the GBI merger. A copy of the press release is attached hereto as Exhibit 99.

Item 9.01	Exhibits

(a)	Financial statements of businesses acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after June 2, 2008 (the effective date of the GBI merger).

(b)	Pro forma financial information

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after June 2, 2008 (the effective date of the GBI merger).

EXHIBITS

Exhibit Number	Description
2.7(e)	Agreement of Merger between RFI Sub, Inc. and Grant Bettingen, Inc., dated June 2, 2008.
10.17	Employment agreement between Grant Bettingen, Inc. and Grant Bettingen, dated June 2, 2008.
10.18	Stock Repurchase and Settlement Agreement by and among the Registrant, AIS Financial, Inc. and Marc Riviello, dated June 2, 2008.
99	Press release announcing closing of the GBI merger, dated June 5, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                    Rubicon Financial Incorporated

                                                                                                    By: /s/Joseph Mangiapane, Jr.

Joseph Mangiapane, Jr., Chief Executive Officer

Date: June 6, 2008